UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2013
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EMULEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State of incorporation)	001-31353 (Commission File No.)	51-0300558 (IRS Employer Identification No.)

3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)     On October 27, 2013, the Board of Directors approved Amended and Restated Bylaws of the Company, a copy of which is attached hereto and incorporated herein as Exhibit 3.1 (the “Amended Bylaws”). The Amended Bylaws amend Section 2.14(a) (Stockholder Business at Annual Meetings of the Stockholders) and Section 3.18(a) (Notice of Stockholder Nominees) of the Company’s Bylaws to provide that in order for a stockholder nomination for election to the Board of Directors or a stockholder notice of business to be brought before the 2013 annual meeting of stockholders (or any special meeting of stockholders held after October 28, 2013 and before February 14, 2014 at which directors are to be elected) to be timely, a stockholder’s notice of such nominee or other business must be received by the Company no later than November 11, 2013 and no earlier than October 11, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
Date: October 28, 2013	BY: /s/ Michael J. Rockenbach Michael J. Rockenbach Executive Vice President and Chief Financial Officer

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